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                                                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report, dated January 28, 1999, included in GTE Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Dallas, Texas
August 27, 1999